EXHIBIT 32.0

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mattel, Inc. a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), Bryan G. Stockton, Chairman and Chief Executive Officer, and Kevin M. Farr, Chief Financial Officer, of the Company, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2014	By:	/s/ BRYAN G. STOCKTON
Bryan G. Stockton
Chairman and Chief Executive Officer

/s/ KEVIN M. FARR
Kevin M. Farr
Chief Financial Officer